Earnings Per Share	12 Months Ended
Dec. 31, 2024
Earnings Per Share [Abstract]
Earnings Per Share
23	Earnings Per Share

Basic EPS is calculated by dividing the profit / (loss) for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.

Diluted EPS is calculated by dividing the profit / (loss) attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The following table reflects the income and share data used in the basic and diluted EPS calculations:

	2024	2023

Profit / (loss) attributable to ordinary equity holders of the parent	4,438,910	(48,328,195)
Weighted average number of ordinary shares	89,587,853	88,035,353
Basic and diluted earnings / (loss) per share	0.05	(0.55)

As part of the business combination warrants and ordinary shares subjected to escrow have been issued. In the calculation of diluted earnings per shares, the warrants have been excluded as the average market price of ordinary shares during the period exceeded the exercise price of the warrants i.e. they are not in the money.

The number of contingently issuable shares (20,000,000 escrow shares) to be included in the diluted earnings per shares calculation is based on the number of shares that would be issuable if the end of the period were the end of the Escrow Period. No ordinary shares would have been issuable on December 31, 2024, as the conditions attached to the escrow shares have not been met at reporting date. As a result, the escrow shares have been excluded from the calculation of diluted earnings per share for December 31, 2024, and the weighted average number of ordinary shares for basic earnings per share and diluted earnings per shares are the same.